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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 28, 2000



                                LPA HOLDING CORP.
             (Exact name of registrant as specified in its charter)



                       See Table of Additional Registrants


           DELAWARE                     333-56239-01            43-1144353
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)


                        8717 WEST 110TH STREET, SUITE 300
                           OVERLAND PARK, KANSAS 66210
                                 (913) 345-1250
    (Address and Telephone Number of Registrant's Principal Executive Office)


                             ADDITIONAL REGISTRANTS

                           JURISDICTION OF    COMMISSION        IRS EMPLOYER
        NAME                INCORPORATION     FILE NUMBER    IDENTIFICATION NO.
-----------------------    ---------------    -----------   --------------------
La Petite Academy, Inc.      Delaware         333-56239          43-1243221
LPA Services, Inc.           Delaware         333-56239-02       74-2849053
Bright Start, Inc.           Minnesota        333-56239-03       41-1694581
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ITEM 5. OTHER EVENTS

         Pursuant to an employment agreement dated as of January 28, 2000 and effective as of January 1, 2000, Judith A. Rogala was hired as the new President and Chief Executive Officer of La Petite Academy, Inc.

         Documents relating to the foregoing are attached as Exhibits 10.1 and 99.1, each of which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

Number   Description of Exhibits

10.1 Employment Agreement dated as of January 28, 2000, among LPA Holding Corp., La Petite Academy, Inc. and Judith A. Rogala.


99.1     Press Release dated February 3, 2000.






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SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  LPA HOLDING CORP.

Dated February 15, 2000                           /s/ Joan K. Singleton
                                                  ------------------------------
                                                  By:  Joan K. Singleton

                                                  Chief Financial Officer and
                                                  duly authorized representative
                                                  of the registrant




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SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  LA PETITE ACADEMY, INC.

Dated February 15, 2000                           /s/ Joan K. Singleton
                                                  ------------------------------
                                                  By:  Joan K. Singleton

                                                  Chief Financial Officer and
                                                  duly authorized representative
                                                  of the registrant



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SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  LPA SERVICES, INC.


Dated February 15, 2000                           /s/ Joan K. Singleton
                                                  ------------------------------
                                                  By:  Joan K. Singleton

                                                  Chief Financial Officer and
                                                  duly authorized representative
                                                  of the registrant



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SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  BRIGHT START, INC.


Dated February 15, 2000                           /s/ Joan K. Singleton
                                                  ------------------------------
                                                  By:  Joan K. Singleton


                                                  Chief Financial Officer and
                                                  duly authorized representative
                                                  of the registrant







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                                  EXHIBIT INDEX


Exhibit
Number   Description of Exhibits
------   -----------------------


10.1 Employment Agreement dated as of January 28, 2000, among LPA Holding Corp., La Petite Academy, Inc. and Judith A. Rogala.


99.1     Press Release dated February 3, 2000.